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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2007

                               CNB Financial Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                   0-51685              20-3801620
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(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)        Identification No.)

              33 Waldo Street, PO Box 830, Worcester, MA 01613-0830
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               (Address of principal executive offices) (Zip Code)

                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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              CERTAIN OFFICERS.
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              (b) On December 12, 2007, Martha A. Dean provided notice to
Commonwealth National Bank, the wholly-owned subsidiary of CNB Financial Corp., that she would be resigning as Senior Vice President, Operations and Technology, of Commonwealth National Bank, effective on December 29, 2007. Ms. Dean is pursuing a similar position with a financial institution outside of Commonwealth's market area.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CNB Financial Corp.




Date: December 13, 2007               By: /s/ William M. Mahoney
                                          -------------------------------------
                                          William M. Mahoney
                                          Treasurer and Chief Financial Officer